Exhibit 99.1

Direxion Asset Management, LLC

Financial Statements

December 31, 2013

Direxion Asset Management, LLC

Financial Statements

December 31, 2013

Contents

Page(s)
Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Financial Condition	2

Statement of Changes in Member’s Capital	3

Notes to the Financial Statements	4-5

76 North Walnut Street Ridgewood, New Jersey 07450 201-652-4040 fax: 201-652-0401 www.bdgcpa.com

Report of Independent Registered Public Accounting Firm

The Member of

Direxion Asset Management, LLC

Report on the Financial Statements

We have audited the accompanying statement of financial condition of Direxion Asset Management, LLC (the “Company”), as of December 31, 2013, and the accompanying statement of changes in member’s capital for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. We were not engaged to perform an audit over the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013, and the statement of changes in member’s capital for the year then ended, in conformity with U.S. generally accepted accounting principles.

Ridgewood, NJ

September 26, 2014

Direxion Asset Management, LLC

Statement of Financial Condition

December 31, 2013

Assets:
Cash and cash equivalents	$1,000
Investment in Direxion Daily Gold Bull 3X Shares (25 units)	1,000
Investment in Direxion Daily Gold Bear 3X Shares (25 units)	1,000
Investment in Direxion Daily Silver Bull 3X Shares (25 units)	1,000
Investment in Direxion Daily Silver Bear 3X Shares (25 units)	1,000
Investment in Direxion Daily Japanese Yen Bull 3X Shares (25 units)	1,000
Investment in Direxion Daily Japanese Yen Bear 3X Shares (25 units)	1,000
Investment in Direxion Daily Dollar Bull 3X Shares (25 units)	1,000
Investment in Direxion Daily Dollar Bear 3X Shares (25 units)	1,000
Investment in Direxion Daily Euro Bull 3X Shares (25 units)	1,000
Investment in Direxion Daily Euro Bear 3X Shares (25 units)	1,000
Investment in Direxion Daily Gold Bear 1X Shares (25 units)	1,000
Investment in Direxion Daily Silver Bear 1X Shares (25 units)	1,000

Total assets	$13,000

Liabilities and Member’s Capital:
Liabilities	$—
Member’s capital	13,000

Total liabilities and member’s capital	$13,000

The accompanying notes are an integral part of these financial statements.

Direxion Asset Management, LLC

Statement of Changes in Member’s Capital

For the Year Ended December 31, 2013

Member’s Capital, December 31, 2012	$13,000
Contribution from Rafferty Asset Management, LLC	—

Member’s capital, December 31, 2013	$13,000

The accompanying notes are an integral part of these financial statements.

Direxion Asset Management, LLC

Notes to the Financial Statements

December 31, 2013

1.	ORGANIZATION

Direxion Asset Management, LLC (the “Company”), a Delaware limited liability company, was formed on June 29, 2010 and is a wholly owned subsidiary of Rafferty Asset Management, LLC. The Company commence operations on December 7, 2012. The Company serves as the sponsor of a Delaware statutory trust, Direxion Shares ETF Trust II (the “Trust”), which is registered with the Securities and Exchange Commission under the Securities Act of 1933. The Trust is organized into twelve separate series (each, a “Fund” and together, the “Funds”): Direxion Daily Gold Bull 3X Shares, Direxion Daily Gold Bear 3X Shares, Direxion Daily Silver Bull 3X Shares, Direxion Daily Silver Bear 3X Shares, Direxion Daily Japanese Yen Bull 3X Shares, Direxion Daily Japanese Yen Bear 3X Shares, Direxion Daily Dollar Bull 3X Shares, Direxion Daily Dollar Bear 3X Shares, Direxion Daily Euro Bull 3X Shares, Direxion Daily Euro Bear 3X Shares, Direxion Daily Gold Bear 1X Shares and Direxion Daily Silver Bear 1X Shares. As of the date of the statement of financial condition, none of the Funds of the Trust were operational.

The Company serves as the Trust’s commodity pool operator with the U.S. Commodity Futures Trading Commission (“CFTC”) and is a member in good standing of the National Futures Association (“NFA”). In its capacity as a commodity pool operator, the Company is an organization which operates or solicits funds for commodity pools, in which funds contributed by a number of persons are combined for the purpose of trading futures contracts.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Basis of Accounting – The accompanying financial statements have been prepared in conformity with GAAP. As the Company did not have any revenues or expenses during the year ended December 31, 2013, a statement of operations is not presented herein.

b) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of financial condition. Actual results could differ from those estimates.

c) Guarantees and Indemnifications – In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions pursuant to which the Company agrees to indemnify third parties upon the occurrence of specified events. The Company’s maximum exposure relating to these indemnifications agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

Direxion Asset Management, LLC

Notes to the Financial Statements

December 31, 2013

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

d) Cash and Cash Equivalents – The Company defines and cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

e) Federal Income Taxes – As the Company did not have any revenues or expenses during the year ended December 31, 2013, no provisions for federal income taxes has been made.

f) Investments – The Company has invested $1,000, as initial seed capital, in each Fund in exchange for 25 Units.

g) Management Fee – The Company will collect a management fee, monthly in arrears, in an amount equal to 0.95% per annum of the average daily net asset value (“NAV”) for each respective Fund. The management fee will be paid in consideration of the Company’s services as commodity pool operator, commodity trading advisor, and for managing the business and affairs of the Funds.

h) Organization and Offering Expenses – Rafferty Asset Management, LLC, the parent and sole owner of the Company, will pay all expenses incurred by the Company in connection with its organization and operation until the commencement of each Fund’s trading operations. Expenses incurred in connection with organizing the Funds and the offering of the shares upon commencement of its trading operations will also be paid by Rafferty Asset Management, LLC. Expenses incurred in connection with the continuous offering of shares of the Funds after the commencement of its trading operations will be paid by the Funds.

3.	SUBSEQUENT EVENT

On April 10, 2014, the Direxion Daily Gold Bull 3X Shares and the Direxion Daily Gold Bear 3X Shares commenced operations.

The Company has adopted authoritative standards for accounting for and disclosure of events that occur after the statement of financial condition date but before financial statements are issued or are available to be issued. These standards require the Company to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the statement of financial condition. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Company has evaluated subsequent events through September 26, 2014, the issuance of the Company’s financial statements, and has determined there is no impact to the Company’s financial statements.

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